UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2023

Inspirato Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-39791	85-2426959
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1544 Wazee Street Denver, CO	80202
(Address of principal executive offices)	(Zip Code)

(303) 586-7771

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	ISPO	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	ISPOW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 29, 2023, Inspirato Incorporated (the “Company”) and the other members of Inspirato LLC entered into the Tenth Amended and Restated Limited Liability Company Agreement of Inspirato LLC (the “Restated LLCA”). The amendments effected by the Restated LLCA were primarily adopted to reflect the amendments to the Company’s certificate of incorporation described in Item 3.03 of this Current Report on Form 8-K. The foregoing summary of the Restated LLCA is only a summary and is qualified by reference to the text of the Restated LLCA, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on August 8, 2023 (the “Prior 8-K”), the Company previously entered into that certain Investment Agreement, dated as of August 7, 2023, filed as Exhibit 10.1 to the Prior 8-K (the “Investment Agreement”). The disclosure contained in Items 1.01 and 2.03 of the Prior 8-K is incorporated herein by reference. On September 29, 2023, the Company effected the closing of the transactions contemplated by the Investment Agreement, including the sale and issuance to Oakstone Ventures, Inc. (the “Purchaser”) of an 8% Senior Secured Convertible Note due 2028 in an aggregate principal amount of $25,000,000, in the form filed as Exhibit 4.1 to the Prior 8-K (the “Oakstone Note”).

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure contained in Item 3.02 of the Prior 8-K and Item 2.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

As previously disclosed, in accordance with the Investment Agreement, on September 26, 2023, the Company held a special meeting of stockholders (the “Special Meeting”) to, among other things, consider and vote upon a proposal to approve an amendment to the Company’s certificate of incorporation to create a new series of common stock, par value $0.0001 per share, designated Class B Non-Voting common stock (the “Class B Amendment”). At the Special Meeting, the Company’s stockholders approved the Class B Amendment. The Class B Amendment became effective upon its filing with the Secretary of State of the State of Delaware on September 29, 2023. The description of the amendments effected by the Class B Amendment is incorporated herein by reference to the text of the section titled “The Class B Proposal—Summary of Proposed Amendment” of the Company’s definitive proxy statement for the Special Meeting, filed with the SEC on September 7, 2023 (the “Proxy Statement”). Such description of the Class B Amendment is qualified in its entirety by reference to the full text of the Class B Amendment, filed as Exhibit 3.2 to this Current Report on Form 8-K, which is incorporated by reference into this Item 3.03.

Item 8.01.	Other Events.

On October 4, 2023, the Company issued a press release announcing the closing of the sale and issuance of the Oakstone Note and the entry into a commercial agreement between Inspirato LLC and an affiliate of the Purchaser pursuant to the Investment Agreement. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Tenth Amended and Restated Limited Liability Company Agreement of Inspirato LLC, dated as of September 29, 2023

3.2	Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation of Inspirato Incorporated

99.1	Press Release

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inspirato Incorporated
Dated: October 4, 2023
	By:	/s/ Robert Kaiden
Name: Robert Kaiden Title: Chief Financial Officer